As filed with the Securities and Exchange Commission on December 29, 2010

Securities Act File No. 2-63023

Investment Company Act File No. 811-2884

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒    REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 40

☒    REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 40

BARRETT OPPORTUNITY FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

55 WATER STREET,

NEW YORK, NEW YORK 10041

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 877-721-1926 (TOLL FREE)

ROBERT I. FRENKEL

LEGG MASON & CO., LLC

100 FIRST STAMFORD PLACE

STAMFORD, CONNECTICUT 06902

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

SARAH E. COGAN, ESQ.

SIMPSON THACHER & BARTLETT LLP

425 LEXINGTON AVENUE

NEW YORK, NEW YORK 10017

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 31, 2010 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

BARRETT OPPORTUNITY FUND, INC.

PROSPECTUS

December 31, 2010

Class: Ticker Symbol

O: SAOPX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

BARRETT OPPORTUNITY FUND, INC.

PROSPECTUS

December 31, 2010

Prior to December 1, 2006, the fund was named Salomon Brothers Opportunity Fund Inc.

Investment Objectives

The fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. These investment objectives may be changed without shareholder approval.

Fees and Expenses of the Fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(Paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of amount redeemed)	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.45%
Total annual fund operating expenses	1.20%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$122	$381	$660	$1,455

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

The fund may invest without limit in foreign securities and American Depositary Receipts that are publicly traded in the United States and up to 5% of its net assets in foreign securities that are not publicly traded in the United States.

Principal Risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objectives. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Net unrealized appreciation. The fund currently has a substantial amount of net unrealized appreciation. At November 30, 2010, the amount of the net unrealized appreciation was $58,764,747, representing approximately 85% of the fund’s net assets. The manager (as defined below) no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain. Subject to market conditions and fund performance, the manager anticipates that, in managing the fund’s investment portfolio in pursuit of the fund’s investment objectives, a moderate portion of the fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the fund’s annual distributions of net capital gains and, accordingly, an increase in taxable distributions to shareholders to the extent there are no offsetting losses. Under normal market conditions, the manager currently expects that no more than 10% of the total amount of the fund’s current built-in long-term capital gains will be realized in any one year. See “Dividends, Distributions and Taxes.”

These risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (the “SAI”).

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance, or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total Returns (before taxes)

The year-to-date return as of the most recent calendar quarter, which was 09/30/2010, was 3.18%

Average Annual Total Returns (for Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Return before taxes	16.49%	(0.80)%	2.58%
Return after taxes on distributions	15.23%	(1.98)%	1.32%
Return after taxes on distributions and sale of fund shares	11.65%	(0.84)%	1.90%
S&P 500 Index	26.46%	0.42%	(0.95)%

The after-tax returns, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment manager: Barrett Associates, Inc. ("Barrett Associates" or the "manager")

Portfolio managers: Robert J. Milnamow and E. Wells Beck, CFA, are responsible for the day-to-day management of the fund. Mr. Milnamow has served as a portfolio manager of the fund since 2006. Mr. Beck has served as a portfolio manager of the fund since April 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund each day the New York Stock Exchange (the "NYSE") is open, at the fund’s net asset value determined after receipt of your request in good order.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment Minimums Initial/Additional Investments

General	$1,000/$100
IRAs	$250/NA
SEP IRAs	$250/NA
Systematic Investment Plans	$25/$50

Your financial intermediary may impose different investment minimums.

For more information about how to purchase or redeem shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund at 1-877-721-1926) or by mail (Barrett Opportunity Fund, Inc., P.O. Box 55214, Boston, MA 02205-8504).

Tax Information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to Broker/Dealers and Other Financial Intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

More on the Fund’s Investment Strategies, Investments and Risks

The fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective.

The fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

The fund may invest up to 5% of its net assets in fixed-income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade) or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

The fund’s investment objective and investment strategies may be changed by the Board of Directors (the “Board”) without shareholder approval.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Cash Management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Equity Investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Borrowing

The fund may borrow money from banks for either investment or temporary purposes. Borrowings (excluding borrowings for temporary purposes) may be secured by up to 33 1/3% of the value of the fund’s total assets. The fund may borrow an additional amount of up to 5% of the fund’s total assets for temporary purposes.

Securities Lending

The fund may lend portfolio securities representing up to 10% of the value its of total assets in order to increase its net investment income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned.

Derivatives and Hedging Techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, currencies or indexes. The fund may engage in a variety of transactions using derivatives, such as options on securities and securities indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a substitute for buying or selling securities
•	To enhance the fund’s return
•	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Should the fund invest in derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of the fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Repurchase Agreements

The fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the manager, based on guidelines established by the fund’s Board, are deemed creditworthy. The manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Defensive Investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI.

Selection Process

The manager emphasizes individual security selection while varying the fund’s investments across industries, which may help to reduce risk. The manager evaluates companies of all sizes — from established large capitalization companies to young start-up companies. The manager seeks to identify those companies whose securities are undervalued based on the manager’s judgment of the company’s sustainable earnings growth. The manager employs fundamental analysis to analyze each company in detail, ranking the management, strategy and competitive market position.

In selecting individual companies for investment, the manager considers how the following would affect a company’s earnings, the market price of its shares and the market’s evaluation of the company’s future earnings:

•	Changes in management, policies, corporate control or capitalization
•	Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services
•	The effect of recent and anticipated capital expenditures
•	The effect of social, economic, political, legal and international developments

More on Risks of Investing in the Fund

Stock market and equity securities risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio manager believes appropriate and may offer greater potential for losses.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce the fund’s returns. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

High yield or “junk” bond risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Investing in these securities subjects the fund to increased price sensitivity to changing interest rates; greater risk of loss because of default or declining credit quality or an issuer’s inability to make interest and/or principal payments due to adverse company specific events. Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Borrowing risk. Certain borrowings may create an opportunity for increased return but, at the same time, create special risks. For example, borrowing may exaggerate changes in the net asset value of the portfolio’s shares and in the return on the fund’s securities holdings. The fund may be required to liquidate fund securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. Interest on any borrowing will be a fund expense and will reduce the value of the fund’s shares.

Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the fund. Even a small investment in derivative contracts can have a significant impact on the fund’s stock market, interest rate currency or exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

The impact of recent legislation calling for new regulation of the derivatives markets is not yet known and may not be known for some time. Any new regulation could increase the risks of investing in derivative instruments.

Repurchase agreements risk: Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Portfolio turnover risk. While the fund has traditionally had very low portfolio turnover, there can be no assurance that this will be the case in the future. In addition, because the manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the fund’s portfolio turnover rate may increase moderately in the future. Frequent trading increases transaction costs (including brokerage expenses), which could detract from the fund’s performance.

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the manager. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

More on Fund Management

Manager and Sub-Administrator

The fund’s investment manager is Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason Investment Counsel & Trust Company, which in turn is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Barrett Associates, with offices at 90 Park Avenue, 34th Floor, New York, New York 10016, selects the fund’s investments, oversees its operations and provides administrative services. As of September 30, 2010, Barrett Associates managed approximately $1.1 billion of client assets.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “sub-administrator”), located at 620 Eighth Avenue, New York, New York 10018, serves as the sub-administrator for the fund, providing certain administrative services for the fund pursuant to a sub-administration agreement between Barrett Associates and LMPFA. LMPFA is a wholly-owned subsidiary of Legg Mason and an affiliate of Barrett Associates. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason acquired substantially all of Citigroup’s asset management business in December 2005. Barrett Associates, and not the fund, pays LMPFA for its services as sub-administrator.

Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2010, Legg Mason’s asset management operation had aggregate assets under management of approximately $673.5 billion.

Portfolio Managers

Robert J. Milnamow and E. Wells Beck, CFA, of Barrett Associates are responsible for the day-to-day management of the fund.

Mr. Milnamow joined Barrett Associates in 2003 as a Managing Director. Prior to joining Barrett Associates, Mr. Milnamow was Managing Member at Thayer Pond Capital, LLC from 2001 to 2003 and a senior portfolio manager at Rockefeller & Co. from 1998 to 2001. While at Rockefeller & Co., Mr. Milnamow was responsible for managing individual high net worth, foundation and endowment accounts. Mr. Milnamow has over 32 years of experience in the investment management industry.

Mr. Beck joined Barrett Associates in 2006 as a Managing Director. Prior to joining Barrett Associates, Mr. Beck was an analyst and portfolio manager at Haven Capital Management in New York from 2001 to 2006. From 2000 to 2001, Mr. Beck was a sell-side analyst in the research department at Prudential Securities covering a number of areas, including financial services. He also has investment experience from positions he held at HSBC Investment Banking PLC and Oppenheimer Capital International. Mr. Beck has 18 years of experience in the investment management industry.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management Fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.750% of the fund’s average daily net assets up to $1 billion; 0.725% of the next $1 billion of average daily net assets; 0.700% of the next $3 billion of average daily net assets; 0.675% of the next $5 billion of average daily net assets; and 0.650% of the average daily net assets over $10 billion.

For the fiscal year ended August 31, 2010, the fund paid a management fee of 0.75% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement is available in the fund’s Semi-Annual Report for the period ended February 28, 2010.

Distributor

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Transfer Agent and Shareholder Servicing Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

BNY Mellon Investment Servicing Inc. serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers.

Buying Shares

General

•	Shares may be purchased at net asset value without a sales charge.
•

The minimum initial investment is $1,000 and subsequent investments require a minimum of $100. For Individual Retirement Accounts and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment is $250. In addition, an account can be established with a minimum of $25 if such account will be receiving regular periodic investments through a systematic investment plan, as described below.

Through a Service Agent

You may buy shares from banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell fund shares (each called a “Service Agent”). You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

•	Name of fund
•	Dollar amount or number of shares being bought
•	Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

•	Write to the fund at the following address:

Barrett Opportunity Fund, Inc.

P.O. Box 55214

Boston, Massachusetts 02205-8504

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available upon request from the fund at the number below.
•	Specify the name of the fund you wish to purchase and your account number (if existing account).
•	For more information, please call the fund at 1-877-721-1926.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

•	Amounts transferred must be at least $50.
•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.
•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

Buying shares by wire

Please contact the fund at 1-877-721-1926 for instructions.

For more information, please contact your Service Agent, the fund or consult the SAI.

Redeeming Shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, contact the fund at 1-877-721-1926, to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within 3 business days after your request is received in good order but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Barrett Opportunity Fund, Inc.

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•	The fund name and your account number.
•	The dollar amount or number of shares to be redeemed.
•	Signatures of each owner exactly as the account is registered.
•	Signature guarantees, as applicable.

By telephone

If your account application permits, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts), and each automatic redemption must be at least $50.

The following conditions apply:

•	Your shares must not be represented by certificates.
•	All dividends and distributions must be reinvested.

For more information, please contact your Service Agent, the fund or consult the SAI.

Other Things to Know About Transactions

When you buy or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund.
•	Your account number.
•	Dollar amount or number of shares being bought or redeemed.
•	Signature of each owner exactly as the account is registered.

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption orders by telephone. In that case, shareholders should consider using the fund’s other redemption procedures described under “Redeeming shares.”

The fund’s transfer agent will employ reasonable procedures to confirm that any redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend the offering of shares.
•	Waive or change minimum and additional investment amounts.
•	Reject any purchase order.
•	Suspend telephone transactions.
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC.
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file.
•	Are sending signed share certificates or stock powers to the transfer agent.
•	Instruct the transfer agent to mail the check to an address different from the one on your account registration.
•	Changed your account registration or your address within 30 days.
•	Want the check paid to someone other than the account owner(s).
•	Are transferring the redemption proceeds to an account with a different registration.

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Balances/Mandatory Redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, please contact your Service Agent, the fund or consult the SAI.

Redemptions in Kind

The fund may make payment for fund shares wholly or in part by distributing portfolio securities to a redeeming shareholder. The redeeming shareholder may pay transaction costs to sell these securities.

Frequent Trading of Fund Shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by LMIS (the fund’s distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by LMPFA administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS distributed funds, if that shareholder has engaged in one or more “Round Trips” across all LMIS distributed funds. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share Certificates

Share certificates will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Dividends, Distributions and Taxes

Dividends and Distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid the imposition of federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, redeeming shares and receiving distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the federal income tax consequences to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are currently taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund and are designated as such by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations provided the fund satisfies certain holding period and other requirements.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. In particular, as discussed earlier in this prospectus, the fund currently has a substantial amount of net unrealized appreciation.

The manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain. Subject to market conditions and fund performance, the manager anticipates that, in managing the fund’s investment portfolio in pursuit of the fund’s investment objectives, a moderate portion of the fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the fund’s annual distributions of net capital gains and, accordingly, an increase in taxable distributions to shareholders to the extent there are no offsetting losses. Under normal market conditions, the manager currently expects that no more than 10% of the total amount of the fund’s current built-in long-term capital gains will be realized in any one year.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of a portion of your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Share Price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to LMPFA. The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities and certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by LMPFA to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time).

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by LMPFA to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when LMPFA believes that they are unreliable, LMPFA may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of issuers located in emerging markets and small cap stocks — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if LMPFA determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the fund could expect to receive for these securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represent the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Financial Highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. Certain information reflects financial information for a single fund share. Total investment return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of capital stock outstanding throughout each year ended August 31:

	2010	2009		2008		2007	2006
NET ASSET VALUE Beginning of year	$32.72	$50.14		$60.62		$56.71	$50.98

Income (loss) from operations:
Net investment income	0.39	0.49		0.48		0.45	0.32
Net realized and unrealized gain (loss)	(0.74)	(13.02)		(7.55)		5.67	7.04

Total income (loss) from operations	(0.35)	(12.53)		(7.07)		6.12	7.36

Less distributions from:
Net investment income	(0.48)	(0.59)		(0.37)		(0.35)	(0.46)
Net realized gains	(1.36)	(4.30)		(3.04)		(1.86)	(1.17)

Total distributions	(1.84)	(4.89)		(3.41)		(2.21)	(1.63)

NET ASSET VALUE End of Year	$30.53	$32.72		$50.14		$60.62	$56.71

Total return(1)	(1.38)%	(23.37)%		(12.55)%		10.92%	14.79%
Net assets, end of year (millions)	$63	$70		$114		$148	$158
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.20%	1.31%		1.03%		1.01%	1.04%
Net expenses	1.20	1.31		1.03		1.01	1.04	(2)
Net investment income	1.15	1.50		0.83		0.70	0.66
Portfolio turnover rate	3%	0	%(3),(4)	3	%(3)	6%	0	%(3)(4)

(1)

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(2)	Reflects fee waivers and/or expense reimbursements.
(3)	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.
(4)	Amount represents less than 1%.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;
•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and
•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

This notice is being provided on behalf of:

Legg Mason Investor Services, LLC, Member FINRA, SIPC

Legg Mason Family of Funds

Western Asset Family of Funds

Barrett Opportunity Fund, Inc.

Legg Mason–sponsored Closed End Funds

[This page is not part of the Prospectus]

BARRETT OPPORTUNITY FUND, INC.

You may visit the fund’s website at www.barrettassociates.com for a free copy of the prospectus, the statement of additional information (“SAI”) or an annual or semi-annual report, or to request other information.

Shareholder reports

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information

The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports, a prospectus or the SAI (without charge) by contacting your Service Agent or the fund at 1-877-721-1926 or by writing to the fund at 55 Water Street, New York, NY 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplication fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act File No. 811-02884)

BAR01 12/10

Barrett Opportunity Fund, Inc.

c/o Boston Financial Data Services, Inc.

P.O. Box 55214

Boston, MA 02205-8504

1-877-721-1926

www.barrettassociates.com

BARRETT OPPORTUNITY FUND, INC.

A No-Load Mutual Fund

Class O (SAOPX)

55 Water Street, New York, New York 10041

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

Barrett Opportunity Fund, Inc. (the “fund”) is an open-end, no-load, non-diversified management investment company. The fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. There can be no assurance that the fund will achieve its investment objectives.

This Statement of Additional Information (the “SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the fund’s current prospectus dated December 31, 2010 (the “prospectus”). This SAI supplements and should be read in conjunction with the prospectus, a copy of which may be obtained without charge by writing the fund at the address, or by calling the telephone number, listed above.

December 31, 2010

Table of Contents

	Page		Page
The Fund	2	Federal Income Taxes	26
Investment Policies	2	Dividends and Distributions	30
Investment Restrictions and Limitations	5	Annual and Semi-Annual Reports	31
Management	8	Capital Stock	31
Portfolio Manager Disclosure	19	Custodian and Transfer Agent	31
Portfolio Transactions	21	Independent Registered Public Accounting Firm
Disclosure of Portfolio Holdings	21		32
Determination of Net Asset Value	24	Counsel	32
Purchase of Shares	24	Financial Statements	32
Redemption of Shares	25

THE FUND

The fund is an open-end investment company incorporated in Maryland on October 13, 1978. Until December 1, 2006, the fund’s name was Salomon Brothers Opportunity Fund Inc.

INVESTMENT POLICIES

The following information supplements the discussion of the investment policies of the fund found under “Investments, risks and performance” and “More on the fund’s investments” in the prospectus.

The fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. When management deems it appropriate, the fund may also invest without limitation in fixed-income securities or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments, for temporary defensive purposes due to economic or market conditions. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, securities deemed by Barrett Associates, Inc. (“Barrett Associates” or the “manager”), the fund’s investment manager, to be of comparable quality. Debt securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal, while debt securities rated Baa by Moody’s are regarded by Moody’s as medium grade obligations and as having speculative characteristics. Investments in such fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds trading at a substantial discount.

Loans of Portfolio Securities

The fund’s Board of Directors may authorize the lending of portfolio securities to selected member firms of the New York Stock Exchange (“NYSE”). The procedure for the lending of securities will include the following features and conditions:

The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid as a fee to the broker or other person who arranged the loan. If the deposit drops below the required minimum at any time, the borrower will be called upon to post additional cash, so as to mark-to-market on a daily basis. If the additional cash is not provided, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market, charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the loaned securities, and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that such activity would not cause any adverse tax consequences to the fund or its shareholders and only in accordance with applicable rules and regulations. Neither the brokers nor the borrowers may be affiliated, directly or indirectly, with the fund. Lending of portfolio securities is subject to the restrictions set forth in paragraph (3) under “Investment Restrictions and Limitations” below. The fund could suffer a loss in the event the fund must return the cash collateral and there are losses on investments made with cash collateral. In the event the borrower defaults on any of the obligations with respect to a securities loan, the fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The fund could also experience delays and costs in gaining access to the collateral.

Put and Call Options

The fund may purchase and write put and call options on securities and securities indices, provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the fund’s total assets. A put option gives the holder the right to sell to the writer, and a call option gives the holder the right to buy from the writer, the number of shares of the underlying security covered by the option at a stated exercise price on or before a stated expiration date. Puts and calls with respect to a limited number of securities currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for “closing” options positions. It will be the policy of the fund to write call options only if the fund either: (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration); or (ii) owns or will hold a call on the same underlying security or securities. When a put option is written by the fund, the fund will create and maintain a segregated account consisting of liquid assets equal to the option price.

The primary risk to the fund as the writer of a covered call option is that, unless a closing transaction is executed, the fund must retain its underlying cover position even if price movement would otherwise have caused the fund to dispose of that position and must forgo opportunities for gain in excess of the option premium that may result from favorable changes in the value of the underlying cover position.

The primary risk to the fund as the writer of a put option is that, unless a closing transaction is executed, the fund may be required to purchase the underlying security or securities at a price above the market price at the time of such purchase. When a put option is collateralized through the maintenance of a segregated account, the contents of such account are not available to the fund for the general pursuit of the fund’s investment objectives. The fund will write put options only when it is believed that the acquisition of the underlying security or securities would be in accordance with the fund’s investment objectives.

The fund may enter into closing purchase transactions in the secondary markets in options maintained by the various exchanges. In such a transaction, the fund would buy an option similar to the one it had previously written. The resulting transaction would have the effect of canceling the fund’s preexisting obligation on the option written by it. The fund has no assurance, however, that a liquid secondary market will exist on any given day with respect to options on a particular security. Therefore, there is no assurance that the fund will be able to enter into a closing transaction at any particular time.

In executing any closing purchase transaction, the fund will incur the expense of the premium (plus transaction costs) in order to effect the transaction.

The fund may purchase put or call options to hedge against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices or fluctuations in exchange rates, as a substitute for buying or selling securities, to enhance the fund’s return or as a cash flow management technique.

The primary risk in purchasing (as opposed to writing) an option is the potential loss of investment (i.e., the premium for the option) in a relatively short period of time if the underlying securities increase, in the case of a put, or decrease, in the case of a call, in value. In such instances, the option would not be exercised by the fund and would become worthless at its expiration date. If a secondary market for the option exists, the fund may utilize closing sale transactions analogous to the closing purchase transactions described above with respect to the writing of options.

Investments in Foreign Securities

Investments in securities of foreign issuers may involve risks not typically associated with investments in securities of U.S. issuers. The value of any foreign securities held, and of any related income received, will be affected by fluctuations in currency rates, exchange control regulations and, as with domestic multinational corporations, fluctuating interest rates. Most foreign securities markets have substantially less trading volume and are generally not as highly regulated and supervised as U.S. securities markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies and are subject to different accounting, auditing and financial reporting standards. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer. Political and economic conditions such as seizure or nationalization of assets, establishment of exchange controls, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of a particular country and, thus, the fund’s investments in that country. In the event of default on a foreign security, it may be more difficult for the fund to obtain or enforce a judgment against the issuer of such obligation. Additionally, certain amounts of the fund’s income may be subject to withholding taxes in the country in which it invests. The fund may not invest more than 5% of its net assets in securities of foreign issuers that are not publicly traded in the United States. Dividend income the fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

High Yield, Lower Quality Securities

The fund may invest up to 5% of its net assets in debt securities rated below investment grade by Moody’s or S&P, with no minimum rating required, and comparable unrated securities. Such securities are generally referred to as “high-yield” or “junk” bonds and involve a high degree of risk. An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.

While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions and, thus, will fluctuate over time. In addition, high-yield securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for these securities may diminish the fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the fund’s ability to dispose of such securities.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities. Although the manager uses these ratings as a criterion for the selection of securities for the fund, the manager also relies on its independent analysis to evaluate potential investments for the fund.

Restricted Securities

The fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. To the extent that the fund’s portfolio may include securities of limited marketability, the price obtainable for such securities could be affected adversely if the fund were forced to sell under inexpedient circumstances, e.g., to satisfy sizable redemptions. Furthermore, where the fund has a substantial position in securities with limited trading markets, the activities of the fund itself, as well as those of other investors, could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in a timely manner or at then current market prices. “Limited marketability” may exist if the fund has a substantial position in securities that trade in a limited market, or if the securities are “restricted,” and are therefore not readily marketable without registration under the Securities Act of 1933, as amended (the “1933 Act”). Investments in securities which are “restricted” may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities, which might have an adverse effect upon the price and timing of sales of such securities and the ability of the fund to meet redemption requests. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as “restricted securities” and securities that are not readily marketable, or other illiquid assets.

Repurchase Agreements

The fund may enter into repurchase agreements for cash management purposes and, in the manager’s discretion, as a temporary and/or defensive strategy. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the fund. Repurchase agreements could involve risks in the event of a default by or the insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities.

The fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the manager, are deemed creditworthy. The manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the fund could experience losses and experience delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the fund.

Portfolio Turnover

Flexibility of investment and emphasis on capital appreciation may involve a greater portfolio turnover rate than that of investment companies whose objective, for example, is production of income or maintenance of a balanced investment position. The rate of portfolio turnover cannot be predicted with assurance and may vary from year to year. For the 2009 and 2010 fiscal years, the fund’s portfolio turnover rates were 0% and 3%, respectively. See the table under “Financial Highlights” in the prospectus for the fund’s portfolio turnover rates for other years. Because the manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the fund’s portfolio turnover rate may increase moderately in the future.

INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies that may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the fund’s outstanding voting securities, which, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of: (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented, or (ii) more than 50% of the outstanding voting securities of the fund.

The percentage limitations contained in the investment restrictions described above and the description of the fund’s investment policies are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time. If a percentage restriction on investment or utilization of assets in a policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, including reverse repurchase agreements and other investments and trading practices that may be considered to be borrowing to the extent they are not fully collateralized. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to limits imposed by the 1940 Act and related interpretations, as in effect from time to time.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. In addition, it is the current position of the SEC staff that purchasing securities on margin by a fund constitutes the issuance of a senior security by the fund that is not permitted by the 1940 Act. Accordingly, the fund does not currently intend to purchase securities on margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

MANAGEMENT

Directors and Executive Officers

The business and affairs of the fund are managed under the direction of the Board of Directors. The Board approves all significant agreements between the fund and the persons or companies that furnish services to the fund, including agreements with its manager, distributor, custodian and transfer agent. The fund’s day-to-day portfolio management operations are delegated to the manager.

The principal occupations of the Directors and executive officers of the fund for the past five years are listed below. The address for each Director is c/o Barrett Associates, Inc., 90 Park Avenue, 34th Floor, New York 10016. Each of the fund’s officers are also officers of certain of the other investment companies for which Barrett Associates or its affiliates acts as investment manager.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS:
Barry Handel, CPA Birth year: 1951	Director	Since 2006	Partner, Falk & Handel LLP (accounting firm)	1	None

Rosalind A. Kochman Birth year: 1937	Director Chairperson	Since 1990 Since 2005	Health care consultant and retired attorney; prior to 2002, Chief Executive Officer, Brooklyn Eye Surgery Center, and Administrator, Kochman, Lebowitz & Mobil, MDs (optometric physicians)	1	None

William Morris, Jr., CPA Birth year: 1948	Director	Since 2005	President, William Morris & Associates P.C. (accounting firm)	1	None

Irving Sonnenschein Birth year: 1920	Director	Since 1994	Partner, Sonnenschein, Sherman & Deutsch (law firm)	1	None

INTERESTED DIRECTOR:
Irving Brilliant Birth year: 1918	Director	Since 1978	Retired; prior to April 2003, Director of ClearBridge Asset Management Inc. (“ClearBridge,” formerly Salomon Brothers Asset Management Inc) and Citigroup Global Markets Inc (“CGMI”) and portfolio manager of the fund	1	None

EXECUTIVE OFFICERS:
Peter H. Shriver, CFA® Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1952	President and Chief Executive Officer	Since December 2006	President, Barrett Associates (since April 2004); Managing Director, Barrett Associates (1989-2004)	N/A	N/A

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Kaprel Ozsolak Legg Mason & Co., LLC (“Legg Mason & Co.”) 55 Water Street New York, NY 10041 Birth year: 1965	Chief Financial Officer	Since June 2010	Director, Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. (2005 to 2010); formerly, Vice President at Citigroup Asset Management (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2004 to 2005); formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2002 to 2004)	N/A	N/A

E. Wells Beck, CFA® Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1968	Vice President and Investment Officer	Since April 2010	Managing Director, Barrett Associates (since 2006); Analyst and portfolio manager, Haven Capital Management (2001-2006)	N/A	N/A

Robert J. Milnamow Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1950	Vice President and Investment Officer	Since December 2006	Managing Director, Barrett Associates (since November 2003); Managing Member, Thayer Pond Capital, LLC (2001-2003); Senior Portfolio Manager, Rockefeller & Co. (investment firm) (1998-2001)	N/A	N/A

Fred Jensen Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1963	Chief Compliance Officer	Since September 2008	Director of Compliance, Legg Mason Office of the CCO (since April 2006); Chief Compliance Officer of Legg Mason Private Portfolio Group. Prior to April 2006, Vice President of Investment Advisory Compliance for Guardian Insurance Company of America. Formerly, Chief Compliance Officer of Reserve Funds.	N/A	N/A

John Chiota Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1968	Chief Anti-Money Laundering Compliance Officer	Since September 2006	Vice President, Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer, TD Waterhouse (brokerage firm)	N/A	N/A

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Steven Frank Legg Mason & Co. 55 Water Street New York, NY 10041 Birth Year: 1967	Treasurer	Since June 2010

Vice President of Legg Mason & Co. or its predecessors (since 2002); Treasurer of certain funds associated with Legg Mason & Co. (since 2010); formerly, Controller of certain funds associated with Legg Mason & Co. or its predecessors (2005 to 2010); formerly, Assistant Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2001 to 2005)

				N/A	N/A

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason	N/A	N/A

(1)

Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) the time that Director resigns or his or her term as a Director is terminated in accordance with the fund’s by-laws. Officers are elected annually by the Board of Directors.

(2)

A Fund Complex means two or more investment companies that (1) hold themselves out to investors as related companies for purposes of investment and investment services, or (2) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

As of December 31, 2009, none of the Directors who are not “interested persons,” as defined in the 1940 Act, of the fund or the manager (“Independent Directors”) or their immediate family members owned beneficially or of record any securities in the manager or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or the principal underwriter of the fund.

The Board met four times during the fund’s last fiscal year.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee are Mr. Handel, Ms. Kochman, Mr. Morris and Mr. Sonnenschein.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The principal functions of the Audit Committee are to: (a) oversee the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as that term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the fund and certain other persons by such independent registered public accounting firm. During the fund’s most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee may consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment manager of the fund, other fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the fund;

•

the contribution which the person can make to the Board and the fund (or, if the person has previously served as a Director of the fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the fund’s retirement policies.

The Nominating Committee did not meet during the fund’s most recent fiscal year.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the manager, other service providers, counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director.

Each Director has served as Board member of the fund for at least 4 years. Ms. Kochman has substantial experience in the practice of law and is a significant investor in the fund. Messrs. Handel and Morris have substantial experience advising clients on accounting and/or tax matters. Mr. Brilliant has substantial experience in investment management and, in fact, formerly managed the fund’s investment portfolio. Mr. Sonnenschein has substantial experience practicing law.

The Board’s Chair (“Chair”) and the chair of each committee of the Board is an Independent Director. The Chair serves as a key point person for interaction between management and the Board. The Board and the independent members of the Board also regularly meet outside the presence of management and the independent members of the Board are advised by independent legal counsel. The Board has determined that its leadership structure is appropriate in light of the fund’s circumstances, including the Board’s small size and oversight of a single fund, and provides for the orderly and efficient flow of information among Board members and informed and independent exercise of its responsibilities.

The Board’s role in risk oversight of the fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the fund. In line with this general oversight responsibility, the Board receives reports and makes regular inquiry at its quarterly meetings and as needed regarding the nature and extent of significant fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the fund, but relies upon the fund’s management (including its portfolio managers and Chief Compliance Officer, who reports directly to the Board) and Barrett Associates, as the manager of the fund, to assist it in identifying and understanding the nature and extent of such risks and determining that such risks are being effectively managed by the implementation of appropriate policies, procedures and controls. In addition to reports and other information received from fund management and Barrett Associates regarding the fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its quarterly meetings and as needed with the fund’s Chief Compliance Officer to discuss, among other things, any issues regarding the policies, procedures and controls of the fund. Because the Chair of the Board and the chair of each of the Board’s committees is an Independent Director, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure.

The following table shows the dollar range of equity securities owned by the Directors in the fund and in other investment companies they oversee within the same family of investment companies as of December 31, 2009. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Non-Interested Directors:
Barry Handel, CPA	C	C
Rosalind A. Kochman	E	E
William Morris, Jr., CPA	E	E
Irving Sonnenschein	E	E

Interested Director:
Irving Brilliant	A	A

(1)	The dollar ranges are as follows:

A = None

B = $1–$10,000

C = $10,001–$50,000

D = $50,001–$100,000

E = Over $100,000

As of December 3, 2010, the Directors and officers of the fund as a group owned directly and beneficially approximately 20% of the fund’s outstanding shares.

As of December 3, 2010, to the knowledge of management, the following persons owned of record or beneficially 5% or more of the fund’s outstanding shares.

Percent	Name	Address
11.04%(1)	Marvin Kochman	35 Prospect Park West Apartment 15B Brooklyn NY 11215

9.30%	Benito and Frances Gaguine Foundation	10117 Silver Street Juneau AK 99801-8745

8.59%	John B Gaguine & Patricia A Dobbins, Trustees, John B Gaguine & Patricia A Dobbins Revocable Trust No. 1 U/A, dated 07/03/03	10117 Silver Street Juneau AK 99801-8745

(1)	Includes personal and individual retirement account holdings of Ms. Kochman and her husband.

Directors are currently paid a retainer of $5,000 for each calendar year, and receive $1,500 for each in person meeting and $1,000 for each telephonic meeting attended. The chairperson, Ms. Kochman, also receives an additional retainer of $1,000 for each calendar year. Directors are also reimbursed for out-of-pocket expenses relating to attendance at such meetings. The Directors receive no per annum fee for their services as Directors.

The following table provides information concerning the compensation paid during the fiscal year ended August 31, 2010 to each of the fund’s Directors. The fund does not provide any pension or retirement benefits to Directors or officers. In addition, the fund paid no remuneration during the fiscal year ended August 31, 2010 to officers of the fund.

Director	Aggregate Compensation from the Fund for Fiscal Year Ended August 31, 2010	Aggregate Compensation from the Complex for Calendar Year Ended December 31, 2009	Number of Funds in Fund Complex Served by Director
Interested Director:
Irving Brilliant	$10,500	$10,500	1

Non-Interested Directors:
Barry Handel, CPA	10,500	11,500	1
Rosalind A. Kochman	11,500	12,500	1
William Morris, Jr., CPA	10,500	10,500	1
Irving Sonnenschein	10,500	11,500	1

Investment Manager

The fund retains Barrett Associates, an indirect wholly-owned subsidiary of Legg Mason, as its investment manager. As of September 30, 2010, Barrett Associates managed approximately $1.1 billion of client assets. Barrett Associates delivers services through separately managed portfolios for individuals and institutions and, in addition to serving as the fund’s investment manager, serves as the investment manager of a proprietary mutual fund, the Barrett Growth Fund. Barrett Associates has approximately 650 accounts, including families, individuals, foundations and other organizations and entities. Barrett Associates generally uses a team approach for security selection and decision making.

Under the Management Contract (“Management Contract”) between the manager and the fund, subject to the supervision and direction of the fund’s Board of Directors, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objectives and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Investment decisions for the fund are made independently from those of other funds or accounts managed by Barrett Associates. Such other funds or accounts may also invest in the same securities as the fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the fund, however, transactions in such securities will be made insofar as feasible for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for services performed under the Management Contract, the fund pays the manager a management fee, which is calculated daily and payable monthly, according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Management Fee Rate
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Prior to December 1, 2006, ClearBridge (formerly Salomon Brothers Asset Management Inc (“SBAM”) served as the fund’s investment manager. Management fees paid by the fund for the fiscal years ended August 31, 2010, 2009 and 2008 amounted to $519,678, $525,182 and $999,432, respectively.

The Management Contract has an initial term of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund may terminate the Management Contract upon not more than 60 days’ and not less than 30 days’ written notice to the manager, and the manager may terminate the Management Contract upon not less than 90 days’ written notice to the fund, without penalty. The Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

Since December 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as the sub-administrator for the fund, providing certain administrative services for the fund pursuant to a sub-administration agreement between Barrett Associates and LMPFA. LMPFA is an affiliate of Legg Mason and Barrett Associates. Barrett Associates, and not the fund, pays LMPFA for its services as sub-administrator. The sub-administration fees paid by Barrett Associates to LMPFA for the fiscal years ended August 31, 2010, 2009 and 2008 amounted to $34,645, $35,007 and $66,768, respectively.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, Barrett Associates, LMPFA and the distributor have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the fund, Barrett Associates, LMPFA and the distributor are on file with the SEC.

Legal Matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund, and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and SBAM (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). Barrett Opportunity Fund, Inc. was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral arguments before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties are currently awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*    *    *

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the fund or its current investment adviser.

*    *    *

The foregoing legal matters speak only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Proxy Voting Policies and Procedures

The Board of Directors on behalf of the fund has delegated to the manager the authority to vote proxies related to the portfolio securities held by the fund. In exercising its proxy voting authority, the manager will vote proxies in accordance with the Proxy Voting Policies and Procedures (“Policies”) it has adopted.

The manager’s Policies are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of clients for whom the manager has voting authority. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the manager’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the manager deems appropriate).

The manager has a proxy voting committee (the “Proxy Committee”) that is responsible for administering and overseeing the proxy voting process. The Proxy Committee is headed by a chairman (the “Committee Chairman”) who is responsible for determining appropriate voting positions on each proxy and whether there are any material conflicts of interest.

The manager votes proxies solely in the interests of the fund and its shareholders. As a matter of policy, the officers, Directors and employees of the fund, the manager and the Proxy Committee will not be influenced by outside sources whose interests conflict with the interests of the fund and its shareholders. All conflicts are resolved in the interests of the fund’s clients. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and the manager obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), the manager seeks voting instructions from an independent third party, e.g. Institutional Shareholder Services.

Issues to be considered when reviewing proxies for material conflicts include, but are not limited to, the following: (i) whether the manager (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the issuer or an employee group of the issuer or otherwise has an interest in the issuer; (ii) whether the manager, or an officer or director of the manager — those responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an issuer, executive, director or person who is a candidate for director of the issuer or is a participant in a proxy contest; and (iii) whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

In the absence of a conflict of interest, the Chairman of the Proxy Committee determines votes on a case-by-case basis taking into account the voting guidelines contained in the Proxy Voting Guidelines, as described below. For avoidance of doubt, depending on the best interest of each individual client, the manager may vote the same proxy differently for different clients. A record of the Committee Chairman’s decision, including its basis, is maintained by the Proxy Coordinator.

Barrett Associates’ Proxy Voting Guidelines

Barrett Associates has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of Directors

The manager votes proxies for the election of a company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions: (i) votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors (although, for mutual fund companies, where there is generally not a compensation committee, votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating and audit committees composed solely of independent directors); (ii) votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director; and (iii) votes are cast on a case-by-case basis in contested elections of directors.

Executive Compensation

The manager generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows: (i) where the manager is otherwise withholding votes for the entire board of directors, the manager votes for stock option plans that will result in a minimal annual dilution; (ii) the manager votes against stock option plans or proposals that permit replacing or repricing of underwater options; (iii) the manager votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price; and (iv) except where the manager is otherwise withholding votes for the entire board of directors, the manager votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters Relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, the manager votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where the manager is otherwise withholding votes for the entire board of directors. In general, (i) the manager votes for proposals relating to the authorization of additional common stock; (ii) the manager votes for proposals to effect stock splits (excluding reverse stock splits); and (iii) the manager votes for proposals authorizing share repurchase programs.

Acquisitions, Mergers, Reorganizations and Other Transactions

The manager votes these issues on a case-by-case basis on board-approved transactions.

Matters Relating to Anti-Takeover Measures

The manager votes against board-approved proposals to adopt anti-takeover measures except as follows: (i) the manager votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and (ii) the manager votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters

The manager votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. The manager votes on a case-by-case basis on proposals to amend a company’s charter or bylaws. The manager votes against authorization to transact other unidentified, substantive business at the meeting.

Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. The manager votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows: (i) the manager votes for shareholder proposals to require shareholder approval of shareholder rights plans; (ii) the manager votes for shareholder proposals that are consistent with the manager’s proxy voting guidelines for board-approved proposals; and (iii) the manager votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Voting Shares of Investment Companies

The manager may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed above are voted in accordance with those guidelines. The manager votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund, changes in fundamental investment restrictions and the role the fund plays in the clients’ portfolios. The manager votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Where there may be a potential conflict of interest if the manager is receiving investment advisory fees from an investment company, the manager generally votes in support of decisions reached by the majority of independent directors.

Voting Shares of Foreign Issuers

In the event the manager is required to vote on proxies relating to securities issued by foreign issuers, i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the Nasdaq stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable. In general, Barrett Associates votes (i) for shareholder proposals calling for a majority of the directors to be independent of management, (ii) for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees, and (iii) for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Barrett Associates votes on a case-by-case basis on proposals relating to (i) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights and (ii) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Shareholders may view a summary of the Policies on-line at www.barrettassociates.com. Alternatively, shareholders may request copies of the Policies free of charge by sending a written request to: 55 Water Street, New York, New York 10041. Information regarding how the fund voted proxies (if any) relating to fund securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Distributor

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to written agreement dated December 1, 2005 (the “distribution agreement”), which was last approved by the fund’s Board and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on December 16, 2010. The distribution agreement with LMIS went into effect on December 1, 2005.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned. The distribution agreement provides that it may be terminated without penalty by either party on 60 days’ written notice.

For the fiscal years ended August 31, 2010, 2009 and 2008 no underwriting commissions/sales charges or other compensation were paid to LMIS or retained by LMIS for its services as distributor.

The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following table shows information regarding other accounts managed by each portfolio manager of the fund, as of August 31, 2010. The portfolio managers manage no accounts with respect to which the advisory fee is based on the performance of the account.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Robert J. Milnamow	1	$13 million	0	$0	57	$178 million
E. Wells Beck, CFA®	1	$13 million	0	$0	15	$17 million

Portfolio Manager Compensation

Barrett Associates compensates all portfolio managers with a base salary and a bonus. The bonus is determined at year-end by the compensation committee, which takes into consideration first and foremost the overall performance of the firm and then the individual contribution of each portfolio manager. In determining a portfolio manager’s bonus, the compensation committee considers the following criteria with respect to the portfolio manager: assets under management, growth in assets, investment performance (including mutual fund results), research effort and general contribution to the firm. Barrett Associates uses a team-oriented approach to foster a spirit of cooperation and collegiality throughout the professional ranks of the firm so that overall performance of the firm is a reflection of a combined initiative and enterprise.

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. A portfolio manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for funds or accounts may outperform the securities selected for other funds or accounts.

When an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

•	The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.

•	An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.

•	The investment opportunity will be spread over Barrett Associates’ accounts and funds base to the fullest extent possible, within standards of appropriateness and suitability.

•	Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some funds and client accounts.

•	Investment opportunities limited in amount are not allocated to Barrett Associates’ proprietary accounts, employees or affiliated persons’ accounts.

•	Barrett Associates may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.

The portfolio managers’ management of their personal accounts may give rise to potential conflicts of interest. The fund and Barrett Associates have adopted codes of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned of the fund by each portfolio manager of the fund, as of August 31, 2010.

Portfolio Manager	Dollar Range of Securities Owned in Fund
Robert J. Milnamow	None
E. Wells Beck, CFA®	None

PORTFOLIO TRANSACTIONS

The fund’s general policy in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the manager’s arrangements related thereto (as described below), overall performance, the dealer’s risk in positioning the securities involved and the broker’s commissions and dealer’s spread or mark-up. While the manager generally seeks the best price in placing its orders, the fund may not necessarily be paying the lowest price available.

Notwithstanding the preceding paragraph, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the manager may select brokers who charge a commission in excess of that charged by other brokers, if the manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the manager by such brokers. Research services generally consist of research or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The manager may also have arrangements with brokers pursuant to which such brokers provide research services to the manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the fund’s costs, the manager does not believe that the research significantly reduces its expenses as the fund’s manager.

Research services furnished to the manager by brokers who effect securities transactions for the fund may be used by the manager in providing investment advice to the other investment companies and accounts which it manages. Similarly, research services furnished to the manager by brokers who effect securities transactions for other investment companies and accounts which the manager manages may be used by the manager in servicing the fund. Not all of these research services are used by the manager in managing any particular account, including the fund.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

Aggregate brokerage commissions paid by the fund for the fiscal years ended August 31, 2010, 2009 and 2008 were $8,310, $22,844 and $34,868, respectively. For the fiscal year ended August 31, 2010, the fund did not pay any commissions on brokerage transactions directed to brokers because of research services provided. As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. During the fiscal years ended August 31, 2010, 2009 and 2008, the fund paid no commissions to LMIS.

During the fiscal year ended August 31, 2010, the fund did not hold any securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates, third party service providers and rating and ranking organizations, in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadvisers and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

The fund intends to disclose its complete portfolio holdings 14 calendar days after quarter end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Set forth below is a list, as of May 21, 2010, of those parties with whom the manager, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter End
Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter End
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter End
Morningstar	Quarterly	Sent 8-10 Days after Quarter End
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None

Recipient	Frequency	Delay before dissemination
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

The fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, a subadviser may manage accounts other than the fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

PURCHASE OF SHARES

General

Investors may purchase shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), or directly from the fund. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums, please see the fund’s prospectus.

The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received in proper form by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $50 monthly, quarterly, every alternate month, semi-annual or annual basis, to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer may be charged a fee of up to $25 by a distributor or the transfer agent. Additional information is available from the fund or a Service Agent.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to Boston Financial Data Services, Inc. (the “transfer agent”) together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request where the proceeds are not going to an address or bank not currently on file must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

If you hold share certificates, it will take longer to redeem shares.

Additional Information Regarding Telephone Redemption Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their Service Agent.

Redemptions in Kind

If the Board of Directors shall determine that it is in the best interests of the shareholders of the fund, the fund may pay the redemption price, in whole or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their values employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. In addition, the fund has adopted procedures regarding redemptions in-kind made by a shareholder who is an “affiliated person” of the fund, as that term is defined in the 1940 Act. Pursuant to these procedures, a redemption request by an affiliated shareholder that is satisfied in whole or in part by an in-kind distribution will be effected on a pro rata basis based on the fund’s then current net assets. The procedures apply to redemption requests made by an affiliated shareholder, during any period of 90 days, in excess of $2,000,000. The fund may also apply these procedures to redemption requests under $2,000,000; however, the fund does not intend to make a practice of redeeming shares in-kind with respect to redemption requests under $2,000,000. A shareholder who receives a distribution in-kind may incur a brokerage commission upon a later disposition of such securities.

FEDERAL INCOME TAXES

The following is a summary of selected federal income tax considerations that may affect the fund and its shareholders. This summary does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the federal, state and local tax consequences to them of an investment in the fund.

Taxation of the Fund

The fund has qualified for the fiscal year ended August 31, 2010 and intends to continue to qualify as a regulated investment company (“RIC”) under subchapter M of the Code. As a RIC, the fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net realized long-term capital gain over net realized short-term capital loss), if any, that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. All investment company taxable income and net capital gain distributed by the fund will be reinvested automatically in additional shares of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash. The fund intends to comply with the 90% distribution requirement described above in order to avoid being subject to federal income tax on its investment company taxable income and net capital gain that it distributes to its shareholders.

Qualification as a RIC requires, among other things, that the fund: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”); and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of the fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any (I) one issuer (other than U.S. Government securities or the securities of other RICs), (II) two or more issuers that the fund controls and that are determined to be engaged in the same, similar or related trades or businesses or (III) one or more Qualified Publicly Traded Partnerships.

If in any year the fund should fail to qualify for tax treatment as a RIC, the fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s current and accumulated earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividend income” (as discussed below) in the case of individual shareholders.

The fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by the fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, the fund intends to make sufficient distributions as are necessary to avoid the imposition of this excise tax.

The fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the fund and defer recognition of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. The fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If the fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements. Dividends paid by PFICs will not be treated as qualified dividend income.

Tax Status of the Fund’s Investments

Investments by the fund in zero coupon or other discount securities will result in income to the fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the fund receives no cash interest payments. This income is included in determining the amount of income which the fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Gain or loss on the sale or other disposition of fund investments will generally be long-term capital gain or loss if the fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less will generally be short-term capital gain or loss. If the fund acquires a debt security at a discount, any gain upon the sale or redemption of the security, to the extent it reflects accrued market discount not previously included in income, may be taxed as ordinary income, rather than capital gain.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign countries may impose withholding and other taxes on dividends and interest paid to the fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax treaties with the U.S. to reduce or eliminate such taxes. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund.

Taxation of Shareholders

Distributions of investment company taxable income paid out of the fund’s current or accumulated earnings and profits (“income dividends”) will, except in the case of dividends attributable to qualified dividend income, discussed below, be taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or reinvested in additional shares. For taxable years beginning on or before December 31, 2010, distributions of income dividends designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the fund and the shareholder. Qualified dividend income generally includes dividends received from domestic corporations and dividends received from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of qualified dividend income it receives through to fund shareholders. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before such date); (2) to the extent that the recipient is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

In addition, income dividends received by corporate shareholders will be eligible for the dividends received deduction to the extent of qualifying dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that has been held by the fund for fewer than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before such date); (2) to the extent that the fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund. The amount of any dividends eligible for the corporate dividends received deduction or derived from qualified dividend income, if any, will be designated by the fund in a written notice within 60 days of the close of the fund’s taxable year.

Distributions of net capital gain that are properly designated by the fund (“capital gain dividends”) will be taxable to shareholders as long-term capital gain regardless of the length of time the investor has held shares in the fund, and such distributions will not be eligible for the dividends received deduction. In the case of individual shareholders, capital gain dividends will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. Not later than 60 days after the close of its taxable year, the fund will provide its shareholders with a written notice designating the amounts of any income dividends or capital gain dividends.

Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

Generally, shareholders will be taxed on dividends or distributions in the year of receipt. However, if the fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is paid during the following January, it will be treated as paid by the fund and will be taxable to shareholders in the year the dividend is declared.

The redemption of shares of the fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the redemption or other disposition of fund shares will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than 12 months. The maximum tax rate on long-term capital gains of individuals is 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). If a shareholder redeems or otherwise disposes of shares of the fund before holding them for more than six months, any loss on the redemption or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a redemption or other disposition of shares may be disallowed if replacement shares are acquired

(including through reinvestment of dividends) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The fund may be required to withhold federal income tax (“backup withholding”) from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if: (i) the payee fails to furnish the fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number); (ii) the Internal Revenue Service (“IRS”) notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. In the case of foreign shareholders, this tax may be withheld if the foreign shareholder does not certify his foreign status under penalties of perjury. Backup withholding is not an additional tax, and any amount withheld may be credited against the shareholder’s federal income tax liability.

Income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% United States withholding tax, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. In addition, under current law, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2010. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is intended to be general information to shareholders and potential investors in the fund and does not constitute tax advice. Shareholders and potential investors are urged to consult their own tax advisers regarding federal, state, local and, if applicable, foreign tax consequences of an investment in the fund.

DIVIDENDS AND DISTRIBUTIONS

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the fund reserves the right to reinvest the dividends and/or distribution in a shareholder’s account at the then-current net asset value and to convert the shareholder’s election to automatic reinvestment in shares of the fund from which the distributions were made. Dividends and capital gain distributions are reinvested automatically in additional shares of the fund at the net asset value next determined after the record date and such shares are automatically credited to a shareholder’s account, unless the transfer agent or the fund is informed by notice that a shareholder wishes to receive such dividends or distributions in cash. The shareholder may change such distribution option at any time by notification to the transfer agent prior to the record date of any such dividend or distribution. See “Buying Shares” in the prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent. Annual reports include audited financial statements. Shareholders will receive a Statement of Account following each share transaction. Shareholders can write or call the fund at the address and telephone numbers on the first page of this SAI with any question relating to their investment in fund shares.

CAPITAL STOCK

The authorized capital stock of the fund consists of 15,000,000 shares having a par value of $0.01 per share. All shares are of the same class, with like rights and privileges. Each share is entitled to one vote and participates equally in fund dividends and distributions and in its net assets on liquidation. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. Except as required under the 1940 Act, there will not be a regularly scheduled annual meeting of shareholders. The shares are fully paid and non-assessable when issued and have no preference, pre-emptive, conversion or exchange rights. There are no options or other special rights outstanding relating to any such shares.

CUSTODIAN AND TRANSFER AGENTS

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, the fund may pay a fee to the omnibus account holder for transfer agency services. The amount the fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending August 31, 2011.

COUNSEL

Simpson Thacher & Bartlett LLP serves as fund counsel and is located at 425 Lexington Avenue, New York, New York 10017.

Stradley Ronon Stevens & Young, LLP serves as counsel to the Independent Directors and is located at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201, has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the fund’s prospectus.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of August 31, 2010, including the Schedule of Investments, Statement of Operations for the year ended August 31, 2010, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2010, Financial Highlights for each of the years in the five-year period ended August 31, 2010 and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund) are incorporated by reference into this SAI (filed on October 26, 2010; Accession Number 0001193125-10-236698).

PART C. OTHER INFORMATION

ITEM 23.	EXHIBITS

Exhibit	Description
a(1)	Articles of Incorporation of Registrant (filed as Exhibit 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(a) to Amendment No. 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(3)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(b) to Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(4)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(5)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(e) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(6)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit a(6) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

b(1)	By-Laws of Registrant, as amended, December 16, 1988 (filed as Exhibit (2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Amendment to By-Laws dated October 29, 2003 (filed as Exhibit b(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

c	None.

d(1)	Management Agreement between Registrant and Barrett Associates, Inc., dated December 1, 2006 (filed as Exhibit d(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

e(1)	Distribution Agreement between Registrant and Legg Mason Investor Services, LLC, dated December 1, 2005 (filed as Exhibit e(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

f	None.

g(1)	Master Custodian Agreement with State Street Bank & Trust Company (filed as Exhibit g(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

h(1)	Transfer Agency Agreement between Registrant and First Data Investor Services Group, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Sub-Administration Agreement between Barrett Associates, Inc. and Legg Mason Partners Fund Advisor, LLC, dated December 1, 2006 (filed as Exhibit h(3) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

1

Exhibit	Description
(3)	Amendment to Sub-Administration Agreement between Barrett Associates, Inc. and Legg Mason Partners Fund Advisor, LLC, dated December 1, 2006 (filed as Exhibit h(4) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

i(1)	Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

j(1)	Consent of KPMG LLP, Independent Registered Public Accounting Firm is filed herewith.

k	None.

l(1)	Subscription Agreement between Registrant and Irving Brilliant (filed as Exhibit 13(a) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Subscription Agreement between Registrant and William H. David, dated February 8, 1979 (filed as Exhibit 13(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

m	None.

n	None.

p(1)	Revised Joint Code of Ethics of Barrett Associates, Inc. and the Barrett Funds (filed as Exhibit p(1) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Code of Ethics of Legg Mason Investor Services, LLC (filed as Exhibit p(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

q	Powers of Attorney (filed as Exhibit q to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25.	INDEMNIFICATION

Reference is made to Article VIII of Registrant’s Articles of Incorporation, Article V of Registrant’s By-Laws and paragraph 10 of the Distribution Agreement between Registrant and Legg Mason Investor Services, LLC (“LMIS”).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

2

The Registrant is named on a Mutual Fund Professional Liability Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment Adviser — Barrett Associates, Inc.

The list required by this Item 26 of officers and directors of Barrett Associates, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by Barrett Associates, Inc. pursuant to the Advisers Act (SEC File No. 801-831).

ITEM 27.	PRINCIPAL UNDERWRITERS

(a) LMIS, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Equity Trust, Legg Mason Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Matthew Schiffman – Co-Managing Director

George Betzios – Vice President

W. Talbot Daley – Vice President

David J. Eikenberg – Vice President

Mark E. Freemyer – Vice President

Thomas J. Hirschmann – Vice President

Joseph LaRocque – Vice President

Michael P. McAllister – Vice President

Theresa P. McGuire – Vice President

Jeremy O’Shea – Vice President

Robert Shepler – Vice President

Jason Bennett – Chief Financial Officer, Treasurer and Financial Reporting Officer

Joseph M. Furey – General Counsel and Secretary

Erin L. Clark – Assistant Secretary

Vicki Schmelzer – Assistant Secretary

Stephen A. Scarpino – Anti-Money Laundering Compliance Officer

All addresses are 100 International Drive, Baltimore, Maryland 21202.

(c) Not applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Barrett Opportunity Fund, Inc.

55 Water Street

New York, NY 10041

3

Barrett Associates, Inc.

90 Park Avenue, 34th Floor

New York, NY 10024

Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue, 49th Floor

New York, NY 10018

Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9699

Providence, RI 02940-9699

ITEM 29.	MANAGEMENT SERVICES

Not applicable.

ITEM 30.	UNDERTAKINGS

Not applicable.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, hereby certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 29th day of December 2010.

BARRETT OPPORTUNITY FUND, INC. (Registrant)

By:	/s/ Peter H. Shriver
Peter H. Shriver
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	SIGNATURE	TITLE	DATE

	/s/ Peter H. Shriver	President and Chief Executive Officer	December 29, 2010
Peter H. Shriver

	/s/ Kaprel Ozsolak	Chief Financial Officer	December 29, 2010
Kaprel Ozsolak

	/s/ Irving Brilliant*	Director	December 29, 2010
Irving Brilliant

	/s/ Barry Handel*	Director	December 29, 2010
Barry Handel

	/s/ William J. Morris, Jr.*	Director	December 29, 2010
William J. Morris, Jr.

	/s/ Rosalind A. Kochman*	Director	December 29, 2010
Rosalind A. Kochman

	/s/ Irving Sonnenschein*	Director	December 29, 2010
Irving Sonnenschein

*By:	/s/ Peter H. Shriver		December 29, 2010
Peter H. Shriver,
as Attorney-in-Fact

1

EXHIBIT INDEX

Exhibit	Description
(j)(1)	Consent of KPMG LLP